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                                                                   EXHIBIT 10.36



                          PHARMCHEM LABORATORIES, INC.
                           1997 EQUITY INCENTIVE PLAN

                             STOCK OPTION AGREEMENT
                           (Nonstatutory Stock Option)



        By this Agreement, PharmChem Laboratories, Inc., a California corporation (the "Company") grants to [_____________], [AN EMPLOYEE] [A NON-EMPLOYEE DIRECTOR] [A CONSULTANT] of the Company (the "Grantee"), an option (the "Option") to purchase shares of the Company's common stock, no par value ("Stock"), subject to the terms and conditions set forth below, in the attached Exhibit A hereto and in the PharmChem Laboratories, Inc. 1997 Equity Incentive Plan, as may from time to time be amended (as so amended, the "Plan"), all of which are an integral part of this Agreement. A copy of the Plan may be obtained from the Company upon request. Capitalized terms used but not defined in this Agreement have the meaning specified in the Plan.


Grant Date . . . . . . . . . . . . . . .   [_________________]
Expiration Date. . . . . . . . . . . . .   [_________________]
Number of shares .  .  .  .  . . . . . .   [_________________]
Option exercise price  . . . . . . . . .   $[________________]
When first exercisable . . . . . . . . .   This Option shall become exercisable
                                           in installments as specified below,
                                           except as the Plan or this Agreement
                                           may allow exercisability at a
                                           different date:

Calendar Quarter                        Percentage      No. of Shares      Cumulative
After Grant Date                        Exercisable     Exercisable        No. of Shares
----------------                        -----------     -----------        -------------
Prior to first day of first                 0%                0                   0
calendar quarter after grant date

During first calendar quarter             6.25%          [________]          [________]
after grant date

During second calendar quarter            12.5%          [________]          [________]
after grant date

During third calendar quarter             18.75%         [________]          [________]
after grant date

During fourth calendar quarter             25%           [________]          [________]
after grant date

During fifth calendar quarter             31.25%         [________]          [________]
after grant date

During sixth calendar quarter             37.5%          [________]          [________]
after grant date

During seventh calendar quarter           43.75%         [________]          [________]
after grant date

During eighth calendar quarter             50%           [________]          [________]
after grant date

During ninth calendar quarter             56.25%         [________]          [________]
after grant date


                                                              Employee Non-Qual.
                                                          Option Agreement 10/97

Calendar Quarter                        Percentage      No. of Shares      Cumulative
After Grant Date                        Exercisable     Exercisable        No. of Shares
----------------                        -----------     -----------        -------------
During tenth calendar quarter             62.5%          [________]          [________]
after grant date

During eleventh calendar quarter          68.75%         [________]          [________]
after grant date

During twelfth calendar quarter            75%           [________]          [________]
after grant date

During thirteenth calendar                81.25%         [________]          [________]
quarter after grant date

During fourteenth calendar                87.5%          [________]          [________]
quarter after grant date

During fifteenth calendar quarter         93.75%         [________]          [________]
after grant date

During sixteenth calendar quarter          100%          [________]          [________]
after grant date


        Please indicate your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it to the Chief Financial Officer, within 30 days after the Company's mailing of this Agreement to you.


                                        PHARMCHEM LABORATORIES, INC.


                                        By:  ___________________________________
                                                     David A. Lattanzio
                                                   Chief Financial Officer

               I ACKNOWLEDGE AND AGREE THAT THE VESTING OF SHARES PURSUANT TO THE SCHEDULE ON THE FIRST PAGE OF THIS AGREEMENT IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE, CONSULTANT OR NON-EMPLOYEE DIRECTOR AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). I FURTHER ACKNOWLEDGE AND AGREE THAT THIS OPTION, THE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH MY RIGHT OR THE COMPANY'S RIGHT TO TERMINATE MY EMPLOYMENT OR CONSULTING RELATIONSHIP, IF ANY, AT ANY TIME, WITH OR WITHOUT CAUSE.


                                                              Employee Non-Qual.
                                                          Option Agreement 10/97

               I ACKNOWLEDGE RECEIPT OF A COPY OF THE PLAN, A COPY OF WHICH IS ANNEXED HERETO, REPRESENT THAT I AM FAMILIAR WITH THE TERMS AND PROVISIONS THEREOF, AND HEREBY ACCEPT THIS OPTION SUBJECT TO ALL OF THE TERMS AND PROVISIONS THEREOF. I HAVE REVIEWED THE PLAN AND THIS OPTION IN THEIR ENTIRETY, HAVE HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS AGREEMENT AND FULLY UNDERSTAND ALL PROVISIONS OF THE OPTION. I HEREBY AGREE TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL ALL DECISIONS OR INTERPRETATIONS OF THE BOARD OF DIRECTORS OR OF THE COMMITTEE UPON ANY QUESTIONS ARISING UNDER THE PLAN.


ACCEPTED AND AGREED:


_______________________________

Name: _________________________

Dated: __________________, ____


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                                    EXHIBIT A
                                       TO
                            EMPLOYEE OPTION AGREEMENT


        1. Manner of Exercise. This Option shall be exercised by delivery to the Company (or its authorized agent), during the period in which such Option is exercisable, of (i) written notice of your intent to purchase a specific number of shares of Stock pursuant to this Option and (ii) full payment of the Option Price for such specific number of shares. Payment may be made by any one or more of the following means:

               (i)    certified or cashier's check or wire transfer,

               (ii) shares of Stock with a Fair Market Value on the effective date of such exercise equal to such Option Price and owned by you for at least six months (or such longer period as is determined by the Company required by applicable accounting standards to avoid a charge to the Company's earnings), or that you purchased on the open market,

               (iii) pursuant to procedures previously approved by the Company, through the sale of the shares of Stock acquired on exercise of this Option through a broker-dealer to whom you have submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by you by reason of such exercise, or

               (iv) through simultaneous sale of shares of Stock acquired on exercise of this Option through a broker-dealer acceptable to the Company to whom the Grantee has submitted an irrevocable notice of exercise, as permitted under Regulation T of the Federal Reserve Board.

Such exercise shall become effective on the earliest date on which both such notice and full payment have been actually received by the Company (which date must be before the Expiration Date). You shall not have any rights as a shareholder of the Company with respect to the shares of Stock deliverable upon exercise of this Option until a certificate for such shares is delivered to you.

        2. Exercise After Termination of Employment. This Option may be exercised only while you remain an employee or non-employee director of, or a Consultant to, the Company or a Subsidiary, except that this Option may also be exercised after the date on which you cease to be employed by or provide services to the Company or a Subsidiary ("Termination Date") as follows:

               (i) if you cease to be employed by or provide services to the Company or a Subsidiary on account of Disability, you may also exercise this Option at any time during the first 6 months after your Termination Date;

               (ii) if you cease to be employed by or provide services to the Company or a Subsidiary on account of death, the executor or administrator of your estate, your heirs or legatees or beneficiary designated in accordance with the Plan, as applicable, may also exercise this Option at any time during the first 6 months after your Termination Date; and

               (iii) if you cease to be employed by or provide services to the Company or a Subsidiary due to (a) your resignation after age 65 or 10 years of service to or employment with the Company or Subsidiary, provided after your resignation you are not employed or



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        engaged by, and do not serve on the board of directors of, a competitor of the Company or a Subsidiary or (b) elimination of your position with the Company or a reduction in the Company's work force, you may exercise this Option to the extent this Option was exercisable immediately before the Termination Date during the first 3 months after your Termination Date;

provided, however, that under no circumstances can this Option be exercised after the Expiration Date.

        3. Option Non-Transferable. This Option is not transferable except by will or the laws of descent and distribution. It is exercisable during your lifetime only by you or your guardian or legal representative.

        4. Nonstatutory Option. This Option has been designated by the Committee as a nonstatutory option; it does not qualify as an incentive stock option.

        5. Taxes. The Company is not required to issue shares of Stock upon the exercise of this Option unless you first pay to the Company such amount, if any, as may be requested by the Company to satisfy any liability it may have to withhold federal, state, or local income or other taxes relating to such exercise. As provided in the Plan, you may elect Share Withholding by the Company of a portion of the shares of Stock that would otherwise be deliverable to you upon exercise of this Option. However, the Committee has the discretion to revoke your right to elect Share Withholding at any time before you make such an election.

        6. Amendments. This Agreement may be amended only by a writing executed by the Company and you which specifically states that it is amending this Agreement; provided that this Agreement is subject to the power of the Board (as defined in the Plan) to amend the Plan as provided therein, except that no such amendment shall adversely affect your rights under this Option without your consent.

        7. Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary. Any notice to be given to you shall be addressed to you at the address listed in the Company's records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given when actually delivered.

        8. Severability. If any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any part of this Agreement not declared to be unlawful or invalid. Any part so declared unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

        9. Applicable Law. This Agreement shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

        10. Headings. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.





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